                                                                   EXHIBIT 10.12


 NON-QUALIFIED STOCK OPTION AGREEMENT PURSUANT TO THE 1999 EQUITY INCENTIVE PLAN


This NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of the 15-Jan-97, by Unitrend Inc, a Nevada corporation (the "Corporation"), and Martha
A. Moloney, ("Holder").


WITNESSETH:

The Corporation has determined that it is in the best interests of the Corporation and its shareholders to encourage ownership in the Corporation by qualified employees, officers, and members of the Board of Directors of the Corporation or individuals as may be determined, thereby providing additional incentive for them to continue in the employ of or provide services to the Corporation or its affiliates. To that end, a non-qualified stock option is granted by the Board to Holder pursuant, and subject to, the 1999 Equity Incentive Plan (the "Plan") on the following terms and conditions:


SECTION I
DEFINED TERMS

Unless otherwise defined herein or, unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.


SECTION II
OPTIONED SHARES, OPTION PRICE AND TIME OF EXERCISE

Effective as of 15-Jan-97, the Corporation grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right and option to purchase all or any part of the number of shares set forth in Exhibit A of the presently authorized but unissued common stock ("Common Stock"), of the Corporation at the purchase price per share set forth as the Option Price in Exhibit A (the option hereby granted being hereinafter referred to as the "Option"). This Option shall not be treated as an Incentive Stock Option.

The Option shall not be considered granted (as of the effective date described above) or become exercisable unless and until Holder delivers to the Corporation a fully executed counterpart hereof. Thereafter, the Option shall be exercisable in accordance with the Exercise Schedule set forth on Exhibit A, subject to any termination, acceleration or change in such Exercise Schedule set forth in this Agreement apart from Exhibit A.

The Option granted under this Agreement shall not be exercisable after the Expiration of ten (10) years from the date such option is granted ("the Expiration Date" set forth on Exhibit A) and, before that time, the Option may be terminated as hereinafter provided. If Employee does not purchase the full number of shares to which he is entitled in any one year, he may purchase such shares in the next year specified in the Exercise Schedule hereto, in addition to the shares which he is otherwise entitled to purchase in the next year.


SECTION III
EXERCISE PROCEDURE AND WITHHOLDING

Holder shall exercise the Option by notifying the Corporation of the number of shares that he desires to purchase and by delivering with such notice the full payment for the purchase price of the shares being purchased. Such purchase price shall be payable in cash or other means as may be determined by the Board. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise, as determined by the Board at the time of exercise. In no event, shall the purchase price be less than eighty-five percent (85%) of the fair value of such stock at the time the Option is granted; except that the purchase price shall be one hundred ten percent (110%) of the fair value in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Corporation.

The Corporation will, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to exercise of the Option. The Corporation shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Corporation the amount of withholding specified in the Corporation's notice in cash or in Common Stock. Alternatively, Holder may direct the Corporation to withhold that number of shares of Common Stock (valued according to the procedures set forth in this section on the date of withholding) sufficient to satisfy such obligation, subject to such restrictions or procedures as the Board deems necessary.


SECTION IV
TERMINATION OF EMPLOYMENT/SERVICE

If an Optionee's employment (or other service) with the Company terminates either (i) for Cause or (ii) voluntary on the part of the Optionee and without Good Reason (as determined by the Board, in its sole discretion), the options, to the extent not previously exercised, will terminate on the date of such termination of employment (or service) unless otherwise indicated by the Board. If an Optionee's employment or other service with the Company terminates for reasons other than (a) termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without Good Reason, (b) termination by reason of disability and (c) death, options under the Plan may be exercised not later than three (3) months after such termination, but may be exercised only to the extent the options were exercisable on the date of termination, and in no event after ten (10) years from the date of granting thereof. Except as may be otherwise provided in this Agreement, the Option granted hereunder shall not be affected by any change of employment so long as Employee continues to be employed by the Corporation, a Parent Corporation, or a Subsidiary. Options granted for past employees at the time the Plan was adopted, shall have a three
(3) year period after the date that a registration statement for a public offering of the Corporation's stock becomes effective with the Securities and Exchange Commission. If such Options are not exercised within the time period allotted above, the Options will be terminated, cancelled and void.

"Cause" shall mean, as determined by the Board, in its absolute discretion, (i) the continued failure of the Holder to substantially perform his duties to the Corporation, a Parent Corporation or a Subsidiary (other than any such failure resulting from disability as defined above), (ii) the engaging by the Holder in willful, reckless or grossly negligent misconduct which is determined by the Board to be materially injurious to the Corporation or any of its affiliates, monetarily or otherwise, or (iii) the Holder's pleading guilty to or conviction of a felony.

"Good Reason" shall mean, as determined by the Board, in its absolute discretion, the occurrence of any of the following events without Holder's express written consent:

(i) a substantial and adverse change in the Holder's duties, control, authority or status or position, or the assignment to the Holder or any duties or responsibilities which are inconsistent with such status or position, or a reduction in the duties and responsibilities previously exercised by the Holder, or a loss of title, loss of office, loss of significant authority, power or control, or any removal of him or her from or any failure to reappoint or reelect him to such positions, except in connection with the termination of his employment for Cause or disability (as defined above), or as a result of his death;

(ii) a reduction in the Holder's base salary or a material reduction in the Holder's total compensation (i.e., a reduction in such total compensation of ten (10) percent or more); or

(iii) any material breach by the Corporation of any provisions of any agreement with the Holder.

SECTION V
ACCELERATION OF EXERCISE

(a) Retirement and Total and Permanent Disability. If an Optionee should become permanently and totally disabled while an employee, non-employee director or officer of the Company, options shall become fully exercisable as to all shares subject to them and may be exercised at any time within one (1) year following the date of disability, but in no event after the Expiration Date set forth on Exhibit A. If an Optionee should retire with the written consent of the Company, options shall become fully exercisable as to all shares subject to them and may be exercised at any time within three (3) months of such retirement, but in no event after the Expiration Date set forth on Exhibit A.

(b) Death. If an Optionee should die while an employee, options may be exercised at any time within one (1) year following the date of death, but in no event after the earlier of (i) the date one year following the Employee's date of death, or (ii) the Expiration Date set forth on Exhibit A hereto. Such Option may be exercised by the beneficiary designated by the Employee on Exhibit B hereto, in accordance with
         Section X hereto, or, if no beneficiary is designated on Exhibit B, by the executor or administrator of the Employee's estate.

(c) Corporate Change. Upon the occurrence of a Corporate Change, the Option (to the extent not previously terminated or forfeited) may, at the discretion of the Board, become fully exercisable as to all shares subject to it.


SECTION VI
NON-ASSIGNABILITY AND TERM OF OPTION

The Option shall not be transferable or assignable by the Holder, otherwise than by will or the laws of descent and distribution and the Option shall be exercisable, during the Holder's lifetime, only by him or, during periods of legal disability, by his legal representative. No Option shall be subject to execution, attachment, or similar process.

In no event may the Option be exercisable to any extent by anyone after the Expiration Date specified in Exhibit A. It is expressly agreed that, anything contained herein to the contrary notwithstanding, this Agreement shall not constitute, or be evidence of, any agreement or understanding, express or implied, that the Corporation, a Parent Corporation or a Subsidiary will employ Holder for any period of time or in any position or for any particular compensation.

SECTION VII
RIGHTS OF HOLDER IN STOCK

Neither Holder, nor his successor in interest, shall have any of the rights of a shareholder of the Corporation with respect to the shares for which the Option is issued until such shares are exercised by the Corporation.


SECTION VIII
NOTICES

Any notice to be given hereunder shall be in writing and shall be addressed to the Corporation, in care of the Director of Administration at 4665 West Bancroft Street, Toledo, Ohio, 43615 and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given upon three (3) days of sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.

SECTION IX
SUCCESSORS OR ASSIGNS OF THE CORPORATION

The Option shall be binding upon and shall inure to the benefit of any successor of the Corporation.


SECTION X
MISCELLANEOUS

(a) Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on Exhibit B hereto, as his beneficiary to receive any Option (to the extent not previously exercised, terminated or forfeited) under this Agreement upon the Holder's death. Such designation under this Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the Board of a revised Exhibit B to this Agreement. In order to be effective, a designation of beneficiary must be completed by the Holder on Exhibit B and received by the Board, or its designee, prior to the date of the Holder's death. In the absence of such designation, the Holder's beneficiary shall be the person designated under the Employee's will or as defined by the applicable state laws of the decedent's distribution.

(b) Incapacity of Holder or Beneficiary. If any person entitled to a distribution under this Agreement is deemed by the Board to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Board may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Board, the Corporation and the Plan therefore.

(c) Cancellation of Verbal Options. This contact cancels and supercedes any oral grant of options. The Employee agrees to waive rights to oral options and consents that this written contact represents and encompasses any verbal options that may have been granted to the Optionee.

(d) Incorporation of the Plan. The terms and provisions of the Plan are hereby incorporated in this Agreement. Unless otherwise specifically stated herein, such terms and provisions shall control in the event of any inconsistency between the Plan and this Agreement.

(e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO AND ALL APPLICABLE FEDERAL LAWS. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF OHIO.

(f) Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate.

(g) Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the Corporation and the Holder as of the date and year first written above.

Holder /s/Martha Moloney                 Unitrend Inc., a Nevada corporation


Address:   [omitted]                     By:  Conrad A.H. Jelinger
                                         Title:  President

EXHIBIT A
NON-QUALIFIED STOCK OPTION AGREEMENT PURSUANT TO THE 1999 EQUITY INCENTIVE PLAN


1.       Date of Grant:             15-Jan-97

2.       Holder:                    Martha A. Moloney,

3.       Number of Shares:          532,000 shares of Common Stock

4.       Option Price Per Share:    $0.50 per share

5.       Vesting Schedule           1/3 each year for 3 years

6.       Exercise Schedule:         33% of the Options subject to this Agreement
                                    shall first be exercisable one (1) year
                                    after the Date of Grant specified above.

                                    33% of the Options subject to this Agreement shall thereafter be exercisable on each anniversary date of the Date of Grant specified above until the Options are fully exercisable.

7.       Expiration Date:           Date of grant, 2007 (not more than ten (10)
                                    years from Date of Grant).


THIS OPTION IS NOT AN INCENTIVE STOCK OPTION. NOTWITHSTANDING ANY OF THE PROVISIONS OF THIS EXHIBIT A, OPTIONS GRANTED FOR PAST EMPLOYEES AT THE TIME THE PLAN WAS ADOPTED, SHALL HAVE A THREE (3) YEAR PERIOD AFTER THE DATE THAT A REGISTRATION STATEMENT FOR A PUBLIC OFFERING OF THE CORPORATION'S STOCK BECOMES EFFECTIVE WITH THE SECURITIES AND EXCHANGE COMMISSION. IF SUCH OPTIONS ARE NOT EXERCISED WITHIN THE TIME PERIOD ALLOTTED ABOVE, THE OPTIONS WILL BE TERMINATED, CANCELLED AND VOID.

                  NON-QUALIFIED STOCK OPTION AGREEMENT PURSUANT
                       TO THE 1999 EQUITY INCENTIVE PLAN


This NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of the 15-Jan-98, by Unitrend Inc, a Nevada corporation (the "Corporation"), and Martha
A. Moloney, ("Holder").


WITNESSETH:

The Corporation has determined that it is in the best interests of the Corporation and its shareholders to encourage ownership in the Corporation by qualified employees, officers, and members of the Board of Directors of the Corporation or individuals as may be determined, thereby providing additional incentive for them to continue in the employ of or provide services to the Corporation or its affiliates. To that end, a non-qualified stock option is granted by the Board to Holder pursuant, and subject to, the 1999 Equity Incentive Plan (the "Plan") on the following terms and conditions:


SECTION I
DEFINED TERMS

Unless otherwise defined herein or, unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.


SECTION II
OPTIONED SHARES, OPTION PRICE AND TIME OF EXERCISE

Effective as of 15-Jan-98, the Corporation grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right and option to purchase all or any part of the number of shares set forth in Exhibit A of the presently authorized but unissued common stock ("Common Stock"), of the Corporation at the purchase price per share set forth as the Option Price in Exhibit A (the option hereby granted being hereinafter referred to as the "Option"). This Option shall not be treated as an Incentive Stock Option.

The Option shall not be considered granted (as of the effective date described above) or become exercisable unless and until Holder delivers to the Corporation a fully executed counterpart hereof. Thereafter, the Option shall be exercisable in accordance with the Exercise Schedule set forth on Exhibit A, subject to any termination, acceleration or change in such Exercise Schedule set forth in this Agreement apart from Exhibit A.

The Option granted under this Agreement shall not be exercisable after the Expiration of ten (10) years from the date such option is granted ("the Expiration Date" set forth on Exhibit A) and, before that time, the Option may be terminated as hereinafter provided. If Employee does not purchase the full number of shares to which he is entitled in any one year, he may purchase such shares in the next year specified in the Exercise Schedule hereto, in addition to the shares which he is otherwise entitled to purchase in the next year.


SECTION III
EXERCISE PROCEDURE AND WITHHOLDING

Holder shall exercise the Option by notifying the Corporation of the number of shares that he desires to purchase and by delivering with such notice the full payment for the purchase price of the shares being purchased. Such purchase price shall be payable in cash or other means as may be determined by the Board. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise, as determined by the Board at the time of exercise. In no event, shall the purchase price be less than eighty-five percent (85%) of the fair value of such stock at the time the Option is granted; except that the purchase price shall be one hundred ten percent (110%) of the fair value in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Corporation.

The Corporation will, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to exercise of the Option. The Corporation shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Corporation the amount of withholding specified in the Corporation's notice in cash or in Common Stock. Alternatively, Holder may direct the Corporation to withhold that number of shares of Common Stock (valued according to the procedures set forth in this section on the date of withholding) sufficient to satisfy such obligation, subject to such restrictions or procedures as the Board deems necessary.


SECTION IV
TERMINATION OF EMPLOYMENT/SERVICE

If an Optionee's employment (or other service) with the Company terminates either (i) for Cause or (ii) voluntary on the part of the Optionee and without Good Reason (as determined by the Board, in its sole discretion), the options, to the extent not previously exercised, will terminate on the date of such termination of employment (or service) unless otherwise indicated by the Board. If an Optionee's employment or other service with the Company terminates for reasons other than (a) termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without Good Reason, (b) termination by reason of disability and (c) death, options under the Plan may be exercised not later than three (3) months after such termination, but may be exercised only to the extent the options were exercisable on the date of termination, and in no event after ten (10) years from the date of granting thereof. Except as may be otherwise provided in this Agreement, the Option granted hereunder shall not be affected by any change of employment so long as Employee continues to be employed by the Corporation, a Parent Corporation, or a Subsidiary. Options granted for past employees at the time the Plan was adopted, shall have a three
(3) year period after the date that a registration statement for a public offering of the Corporation's stock becomes effective with the Securities and Exchange Commission. If such Options are not exercised within the time period allotted above, the Options will be terminated, cancelled and void.

"Cause" shall mean, as determined by the Board, in its absolute discretion, (i) the continued failure of the Holder to substantially perform his duties to the Corporation, a Parent Corporation or a Subsidiary (other than any such failure resulting from disability as defined above), (ii) the engaging by the Holder in willful, reckless or grossly negligent misconduct which is determined by the Board to be materially injurious to the Corporation or any of its affiliates, monetarily or otherwise, or (iii) the Holder's pleading guilty to or conviction of a felony.

"Good Reason" shall mean, as determined by the Board, in its absolute discretion, the occurrence of any of the following events without Holder's express written consent:

(i) a substantial and adverse change in the Holder's duties, control, authority or status or position, or the assignment to the Holder or any duties or responsibilities which are inconsistent with such status or position, or a reduction in the duties and responsibilities previously exercised by the Holder, or a loss of title, loss of office, loss of significant authority, power or control, or any removal of him or her from or any failure to reappoint or reelect him to such positions, except in connection with the termination of his employment for Cause or disability (as defined above), or as a result of his death;

(ii) a reduction in the Holder's base salary or a material reduction in the Holder's total compensation (i.e., a reduction in such total compensation of ten (10) percent or more); or

(iii) any material breach by the Corporation of any provisions of any agreement with the Holder.


SECTION V
ACCELERATION OF EXERCISE

(a) Retirement and Total and Permanent Disability. If an Optionee should become permanently and totally disabled while an employee, non-employee director or officer of the Company, options shall become fully exercisable as to all shares subject to them and may be exercised at any time within one (1) year following the date of disability, but in no event after the Expiration Date set forth on Exhibit A. If an Optionee should retire with the written consent of the Company, options shall become fully exercisable as to all shares subject to them and may be exercised at any time within three (3) months of such retirement, but in no event after the Expiration Date set forth on Exhibit A.

(b) Death. If an Optionee should die while an employee, options may be exercised at any time within one (1) year following the date of death, but in no event after the earlier of (i) the date one year following the Employee's date of death, or (ii) the Expiration Date set forth on Exhibit A hereto. Such Option may be exercised by the beneficiary designated by the Employee on Exhibit B hereto, in accordance with
         Section X hereto, or, if no beneficiary is designated on Exhibit B, by the executor or administrator of the Employee's estate.

(c) Corporate Change. Upon the occurrence of a Corporate Change, the Option (to the extent not previously terminated or forfeited) may, at the discretion of the Board, become fully exercisable as to all shares subject to it.


SECTION VI
NON-ASSIGNABILITY AND TERM OF OPTION

The Option shall not be transferable or assignable by the Holder, otherwise than by will or the laws of descent and distribution and the Option shall be exercisable, during the Holder's lifetime, only by him or, during periods of legal disability, by his legal representative. No Option shall be subject to execution, attachment, or similar process.

In no event may the Option be exercisable to any extent by anyone after the Expiration Date specified in Exhibit A. It is expressly agreed that, anything contained herein to the contrary notwithstanding, this Agreement shall not constitute, or be evidence of, any agreement or understanding, express or implied, that the Corporation, a Parent Corporation or a Subsidiary will employ Holder for any period of time or in any position or for any particular compensation.

SECTION VII
RIGHTS OF HOLDER IN STOCK

Neither Holder, nor his successor in interest, shall have any of the rights of a shareholder of the Corporation with respect to the shares for which the Option is issued until such shares are exercised by the Corporation.

SECTION VIII
NOTICES

Any notice to be given hereunder shall be in writing and shall be addressed to the Corporation, in care of the Director of Administration at 4665 West Bancroft Street, Toledo, Ohio, 43615 and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given upon three (3) days of sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.


SECTION IX
SUCCESSORS OR ASSIGNS OF THE CORPORATION

The Option shall be binding upon and shall inure to the benefit of any successor of the Corporation.


SECTION X
MISCELLANEOUS

(a) Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on Exhibit B hereto, as his beneficiary to receive any Option (to the extent not previously exercised, terminated or forfeited) under this Agreement upon the Holder's death. Such designation under this Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the Board of a revised Exhibit B to this Agreement. In order to be effective, a designation of beneficiary must be completed by the Holder on Exhibit B and received by the Board, or its designee, prior to the date of the Holder's death. In the absence of such designation, the Holder's beneficiary shall be the person designated under the Employee's will or as defined by the applicable state laws of the decedent's distribution.

(b) Incapacity of Holder or Beneficiary. If any person entitled to a distribution under this Agreement is deemed by the Board to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Board may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Board, the Corporation and the Plan therefore.

(c) Cancellation of Verbal Options. This contact cancels and supercedes any oral grant of options. The Employee agrees to waive rights to oral options and consents that this written contact represents and encompasses any verbal options that may have been granted to the Optionee.

(d) Incorporation of the Plan. The terms and provisions of the Plan are hereby incorporated in this Agreement. Unless otherwise specifically stated herein, such terms and provisions shall control in the event of any inconsistency between the Plan and this Agreement.

(e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO AND ALL APPLICABLE FEDERAL LAWS. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF OHIO.

(f) Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate.

(g) Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the Corporation and the Holder as of the date and year first written above.

Holder /s/Martha Moloney                    Unitrend Inc., a Nevada corporation


Address:   [omitted]                        By:  Conrad A.H. Jelinger
                                            Title: President

EXHIBIT A
NON-QUALIFIED STOCK OPTION AGREEMENT PURSUANT TO THE 1999 EQUITY INCENTIVE PLAN


1.       Date of Grant:             15-Jan-98

2.       Holder:                    Martha A. Moloney,

3.       Number of Shares:          268,000 shares of Common Stock

4.       Option Price Per Share:    $0.50 per share

5.       Vesting Schedule           1/3 each year for 3 years

6.       Exercise Schedule:         33% of the Options subject to this Agreement
                                    shall first be exercisable one (1) year
                                    after the Date of Grant specified above.

                                    33% of the Options subject to this Agreement shall thereafter be exercisable on each anniversary date of the Date of Grant specified above until the Options are fully exercisable.

7.       Expiration Date:           Date of grant, 2008 (not more than ten (10)
                                    years from Date of Grant).


THIS OPTION IS NOT AN INCENTIVE STOCK OPTION. NOTWITHSTANDING ANY OF THE PROVISIONS OF THIS EXHIBIT A, OPTIONS GRANTED FOR PAST EMPLOYEES AT THE TIME THE PLAN WAS ADOPTED, SHALL HAVE A THREE (3) YEAR PERIOD AFTER THE DATE THAT A REGISTRATION STATEMENT FOR A PUBLIC OFFERING OF THE CORPORATION'S STOCK BECOMES EFFECTIVE WITH THE SECURITIES AND EXCHANGE COMMISSION. IF SUCH OPTIONS ARE NOT EXERCISED WITHIN THE TIME PERIOD ALLOTTED ABOVE, THE OPTIONS WILL BE TERMINATED, CANCELLED AND VOID.